UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 15, 2016

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

CNB BANK

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 15, 2016, CNB Financial Corporation (“CNB”) completed its previously announced acquisition of Lake National Bank (“LNB”), pursuant to that certain Agreement and Plan of Merger, dated as of December 29, 2015, by and among CNB, CNB Bank, a wholly-owned subsidiary of CNB, and LNB, as amended (the “Merger Agreement”). Under the terms of the Merger Agreement, CNB acquired LNB through the merger of CNB Interim Bank, a Pennsylvania-chartered interim bank and wholly owned subsidiary of the Company formed solely to effect the transactions contemplated by the Merger Agreement, with and into LNB with LNB being the surviving bank and becoming a wholly owned subsidiary of the Company (the “Merger”). Immediately following the Merger, LNB merged with and into CNB Bank, with CNB Bank being the surviving bank. The offices of LNB will operate under the trade name, “ERIEBANK, a division of CNB Bank.”

Pursuant to the Merger Agreement, for each share of LNB common stock, LNB shareholders are entitled to receive $22.50. The total consideration payable to LNB shareholders is approximately $24.7 million.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Agreement and Plan of Merger attached as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2015, and the First Amendment to Agreement and Plan of Merger attached as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed with the SEC on March 23, 2016, each of which is incorporated herein by reference.

A copy of CNB’s press release dated July 15, 2016, announcing the completion of the Merger is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 29, 2015, by and among CNB Financial Corporation, CNB Bank and Lake National Bank (filed as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed on December 30, 2015, and incorporated herein by reference).

2.2	First Amendment to Agreement and Plan of Merger, dated as of March 23, 2016, by and among CNB Financial Corporation, CNB Bank and Lake National Bank (filed as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed on March 23, 2016, and incorporated herein by reference).

99.1	Press release of CNB Financial Corporation dated July 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: July 15, 2016	By:	/s/ Brian W. Wingard
Brian W. Wingard
EVP/Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 29, 2015, by and among CNB Financial Corporation, CNB Bank and Lake National Bank (filed as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed on December 30, 2015, and incorporated herein by reference).

2.2	First Amendment to Agreement and Plan of Merger, dated as of March 23, 2016, by and among CNB Financial Corporation, CNB Bank and Lake National Bank (filed as Exhibit 2.1 to CNB’s Current Report on Form 8-K filed on March 23, 2016, and incorporated herein by reference).

99.1	Press release of CNB dated July 15, 2016.